Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ALTO GROUP HOLDINGS INC. (the "Company") on Form 10-Q for the period ended August 30, 2009 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Natalie Bannister, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 22nd day of October, 2009.

                                             /s/ Natalie Bannister
                                             -----------------------------------
                                             Natalie Bannister
                                             Chief Executive Officer and
                                             Chief Financial Officer